UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    December 11, 2012

AspenBio Pharma, Inc.
(Exact name of registrant as specified in charter)

Colorado	001-33675	84-155338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 South Perry Street, Castle Rock, CO	80104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 794-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    A special meeting of shareholders of AspenBio Pharma, Inc. (the “Company”) was held on December 11, 2012 (the “Special Meeting”).  At the Special Meeting, the shareholders approved an amendment (the “Amendment”) to the Amended and Restated 2002 Stock Incentive Plan, as amended (the “Plan”) to increase the number of shares of Common Stock reserved under the Plan from 287,205 to 1,487,205.  A copy of the Amendment is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

    The Company filed Articles of Amendment to its Articles of Incorporation, as amended, on December 12, 2012 (the “Amendment”).  The Amendment was filed to amend the Articles of Incorporation to reflect the change in the name of the Company to Venaxis, Inc.  A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

    At the Special Meeting held on December 11, 2012, the total number of shares represented in person or by proxy was 5,585,417 of the 7,716,480 shares of Common Stock outstanding and entitled to vote at the Special Meeting.  The following matters were voted upon at the Special Meeting:

    1.   The amendment of the Company’s Articles of Incorporation to change the name of the Company to Venaxis, Inc.:

5,092,081 votes	FOR the resolution
481,137 votes	AGAINST the resolution
12,199 votes	ABSTAIN

    2.   The amendment to the 2002 Stock Incentive Plan, as amended (the “Plan”), to increase the number of shares of Common Stock reserved under the Plan from 287,205 to 1,487,205:

1,911,059 votes	FOR the resolution
165,321 votes	AGAINST the resolution
165,909 votes	ABSTAIN

    3.   The ratification of the appointment of GHP Horwath, P.C. as the Company's independent registered public accounting firm for the financial statements audit for the fiscal year ending December 31, 2012:

5,526,176 votes	FOR the resolution
26,074 votes	AGAINST the resolution
33,167 votes	ABSTAIN

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibits

3.1	Articles of Amendment to the Articles of Incorporation, as amended, of AspenBio Pharma, Inc., dated and filed December 12, 2012.

10.1	Amendment to Amended and Restated 2002 Stock Incentive Plan, as amended, of AspenBio Pharma, Inc., effective December 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AspenBio Pharma, Inc. (Registrant)
Date: December 13, 2012	By:	/s/ Jeffrey G. McGonegal
Jeffrey G. McGonegal
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Articles of Amendment to the Articles of Incorporation, as amended, of AspenBio Pharma, Inc., dated and filed December 12, 2012.

10.1	Amendment to Amended and Restated 2002 Stock Incentive Plan, as amended, of AspenBio Pharma, Inc., effective December 11, 2012.